                                                                                                       Exhibit 99.3
                                               REVOLVING CREDIT NOTE
                                               ---------------------

$20,000,000.00                                                                                        June 17, 2004

         FOR VALUE  RECEIVED,  the  undersigned,  TROPICAL  SPORTSWEAR  INT'L  CORPORATION,  a Florida  corporation
("Parent"),  TROPICAL SPORTSWEAR COMPANY,  INC., a Delaware  corporation  ("TSCI"),  SAVANE  INTERNATIONAL CORP., a
Texas  corporation  ("Savane"),  APPAREL  NETWORK CORP., a Florida  corporation  ("Apparel"),  TSI BRANDS,  INC., a
Delaware  corporation  ("TSI"),  and TSIL, INC., a Delaware  corporation  ("TSIL";  and together with Parent, TSCI,
Savane,  Apparel and TSI, the "Borrowers" and each, a "Borrower"),  HEREBY JOINTLY AND SEVERALLY  PROMISE TO PAY to
the order of FLEET CAPITAL  CORPORATION,  a Rhode Island corporation  ("Lender"),  or its assigns at the offices of
THE CIT  GROUP/COMMERCIAL  SERVICES,  INC.,  a New York  corporation,  as agent for the Lenders  ("Agent"),  at Two
Wachovia  Center,  Suite 2500, 301 South Tryon Street,  Charlotte,  North Carolina 28202, or at such other place as the holder of this  Revolving  Credit  Note (this  "Revolving  Credit  Note")  may  designate  from time to time in writing,  in lawful money of the United States of America and in immediately  available funds, the amount of TWENTY
MILLION AND 00/100 DOLLARS  ($20,000,000.00)  or, if less, the aggregate  unpaid  principal  amount of all advances made pursuant to Section 2.1 of the "Loan  Agreement" (as  hereinafter  defined).  All  capitalized  terms,  unless otherwise defined herein, shall have the respective meanings assigned to such terms in the Loan Agreement.

         This  Revolving  Credit Note is issued  pursuant to that certain Loan and Security  Agreement of even date herewith,  among  Borrowers,  Lender,  certain  other  financial  institutions  party  thereto from time to time as
Lenders, and Agent, as agent and lender thereunder (as amended,  restated,  supplemented or otherwise modified from time to time, the "Loan  Agreement"),  and is entitled to the benefit and security of the Loan Agreement and all of the other Loan  Documents  referred to therein.  Reference is hereby made to the Loan  Agreement for a statement of all of the terms and conditions under which the loans evidenced hereby were and are to be made.

         Each Borrower jointly and severally  promises to pay the principal  amount of the  indebtedness  evidenced hereby in the  amount and on the dates  specified  in the Loan  Agreement.  Each  Borrower  jointly  and  severally promises to pay interest on the unpaid  principal  amount of this Revolving  Credit Note  outstanding from the date hereof until such  principal  amount is paid in full at such  interest  rates and at such times as are specified in the Loan Agreement.

         If any payment on this  Revolving  Credit Note becomes due and payable on a day other than a Business Day, the  maturity  thereof  shall be extended to the next  succeeding  Business  Day and,  with  respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon and after the occurrence of an Event of Default,  this Revolving  Credit Note may, as provided in the
Loan  Agreement,  and without any demand,  notice  (other than that  required  under the Loan  Agreement)  or legal process of any kind, be declared, and immediately shall become, due and payable.

         Demand,  presentment,  protest  and notice of  nonpayment  and  protest  are hereby  waived by each of the
Borrowers.

         No delay or  failure on the part of Lender in the  exercise  of any right or remedy  hereunder,  under the
Loan  Agreement  or any other Loan  Document  or at law or in equity,  shall  operate as a waiver  thereof,  and no single or partial exercise by Lender of any right or remedy  hereunder,  under the Loan Agreement or any other Loan
Document or at law or in equity  shall  preclude or estop  another or further  exercise  thereof or the exercise of any other right or remedy.

         Time is of the essence of this  Revolving  Credit Note.  In case this  Revolving  Credit Note is collected by law or through an attorney at law, or under advice therefrom,  each Borrower,  jointly and severally,  agrees to pay or  reimburse  on demand  all  reasonable  costs and  expenses  paid or  incurred  by or on behalf of Lender in connection with such collection,  including,  without limitation,  reasonable fees and disbursements of counsel and the reasonably allocated costs and expenses of internal legal services.

         THIS REVOLVING  CREDIT NOTE HAS BEEN EXECUTED,  DELIVERED AND ACCEPTED AT CHARLOTTE,  NORTH CAROLINA,  AND
SHALL BE  INTERPRETED,  GOVERNED BY AND CONSTRUED IN ACCORDANCE  WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF
LAW PROVISIONS) OF THE STATE OF NORTH CAROLINA.

                                                  **************

                                    BORROWERS:

                                    TROPICAL SPORTSWEAR INT'L
                                    CORPORATION

                                    By:    /s/ Robin J. Cohan
                                    Name:  Robin J. Cohan
                                    Title: Executive Vice President, Chief Executive Officer
                                           and Treasurer

                                    TROPICAL SPORTSWEAR COMPANY, INC.

                                    By:     /s/ Robin J. Cohan
                                    Name:   Robin J. Cohan
                                    Title:  Executive Vice President, Chief Executive Officer

                                    SAVANE INTERNATIONAL CORP.

                                    By:     /s/ Robin J. Cohan
                                    Name:   Robin J. Cohan
                                    Title:  Executive Vice President, Chief Executive Officer

                                    APPAREL NETWORK CORP.

                                    By:     /s/ Robin J. Cohan
                                    Name:   Robin J. Cohan
                                    Title:  Executive Vice President, Chief Executive Officer
                                            and Treasurer

                                    TSI BRANDS, INC.

                                    By:     /s/ Robin J. Cohan
                                    Name:   Robin J. Cohan
                                    Title:  Executive Vice President

                                    TSIL, INC.

                                    By:     /s/ Robin J. Cohan
                                    Name:   Robin J. Cohan
                                    Title:  Executive Vice President